Dreyfus
Variable
Investment Fund,
Capital Appreciation
Portfolio
Annual Report


December 31, 1997

Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this annual report for Dreyfus Variable Investment Fund -- Capital Appreciation Portfolio for the 12-month period ended December 31, 1997. Over this period, your Portfolio produced a total return of 28.05%,* which compares with a total return of 33.35% for the Standard & Poor's 500 Composite Stock Price Index.**

PORTFOLIO COMPOSITION

   At the close of the period, the Portfolio had 0.9% of its net assets in short-term Treasuries and the balance in equities. In the equity portion of the Portfolio, industry concentrations were in consumer staples, health care and financials.

ECONOMIC OUTLOOK

   The U.S. economy is positioned to extend the current business cycle, building on a foundation of positive fundamentals and prudent monetary policy. If the economy continues to expand throughout the year, as we expect, the current cycle will become the longest peacetime expansion. The prospect of continued low inflation, declining interest rates and a balanced budget for the first time since the mid-seventies, presents a positive backdrop for financial assets, in our view, although Gross Domestic Product (GDP) growth will slow and earnings momentum will decline.

   Pessimism is pervasive, reflecting uncertainty about the length and depth of the Asian crisis and the prospect of weaker corporate profits squeezed by cheap imports, no pricing power and moderating demand. However, negative sentiment can also be viewed as a positive factor or market stabilizer as it counteracts speculative excesses that have developed during various periods in this long market advance and maintains the self-correcting dynamic which has rationalized equities' historically high total return over the past three years.

   Our outlook calls for average annual GDP growth to moderate to 2.5%, with inflation declining to 1.5%. In this environment, the yield on the 30-year bond should decline toward 5.0%. Moderation in the rate of growth will reflect a decline in export growth, a fall-off in capital spending, weaker growth in consumer spending and a rapidly deteriorating current account balance, due to the influx of extremely price-competitive imports from devalued Asian currencies. The high correlation between corporate profit growth and GDP supports our outlook for profit growth of 6.0%.

INVESTMENT STRATEGY

   The United States economy continues to reap the benefits of its ability to identify, confront and tackle structural inefficiencies in both the public and private sectors. Leading American global corporations, hardened by the tough competitive environment at home, are proving to be very effective competitors internationally, as more and more economies expose their local companies to the rigors of global competition. Particularly in the fields of brand consumer products, pharmaceuticals, finance, and technology, these global companies are able to bring to the growing class of middle-income consumers products and services of high quality and reasonable price. The competitive advantage of well-managed global corporations is the result of being able to share and spread the substantial costs of research, development, advertising, and distribution over a larger base of business than local companies can command. Furthermore, in environments of financial panic as are currently occurring in some of the Asian economies, the financial strength and geographic scope of the larger companies allow for continuation of an expansion strategy as weaker competitors retrench.

   The equity market became somewhat speculative in mid-1997. We saw a distinct shift in favor of small- to mid-size companies that might benefit from a stronger-than-expected economy in the short term. The deepening crisis in Asia brought about a palpable retrenchment in the fourth quarter, as investors sought safe haven in companies of more dependable earnings. We believe that a combination of weaker growth at home and growing risk aversion among investors should cause higher-quality issues to outperform in 1998. In a slower growth, low inflation environment, we would expect the pharmaceutical and financial service holdings to benefit from visible earnings growth. Companies with leading consumer brands can take advantage of weakened competitors and devalued currencies to purchase assets at distressed prices, thus enhancing long-term global market share.

INVESTMENT HIGHLIGHTS

   Although the Portfolio achieved an outstanding absolute rate of return of 28.05%, it underperformed the S&P 500 benchmark. This relative shortfall was principally due to our firm's equity strategy of concentrating on large-capitalization, high-quality, multinational companies. These stocks weakened at midyear when gains in equity markets reached excessive levels and an increasingly speculative sentiment pervaded, driven by the effort to lock in relatively short-term gains. Investors booked profits in the large, high-quality companies and moved into smaller- and mid-cap companies, as well as more speculative issues. With a long-term time horizon, our approach may forsake short-term gains, in which momentum-based strategies and market timers attempt to exploit changes in equity prices related to current market sentiment and technical factors, rather than long-term, fundamental economic, industry and company analysis.

   During the year, the consumer staples sector, which outperformed the overall market, had the most positive impact on the Fund's absolute performance, led by shares of Procter & Gamble, Coca-Cola, Philip Morris Cos., Gillette and Walgreen. The health care sector was the second best performing sector in the S&P Index and had the second most positive impact on the Portfolio, led by the performance of Pfizer, Merck & Co., Johnson & Johnson and American Home Products. Financial services was the best performing sector in the Index, and this sector had the third most positive impact on the Portfolio's results, led by shares of Fannie Mae, Chase Manhattan, Citicorp and Berkshire Hathaway Cl.A.

   We appreciate your investment in the Portfolio and we will continue to seek rewarding returns on your behalf.

                                                  Sincerely,

                                                  /s/ Fayez Sarofim

                                                  Fayez Sarofim
                                                  Portfolio Manager

January 16, 1998
New York, N.Y.

 * Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
December 31, 1997
--------------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE
            INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO AND THE
              STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX


$24,091
Standard & Poor's
500 Composite Stock
Price Index*

Dollars

$23,609
Dreyfus Variable
Investment Fund, Capital
Appreciation Portfolio

*Source: Lipper Analytical Services Inc.

Average Annual Total Returns
--------------------------------------------------------------------------------

              One Year Ended                   From Inception (4/5/93)
             December 31, 1997                  to December 31, 1997
             -----------------                 -----------------------
                   28.05%                               19.87%

-----------
Past performance is not predictive of future performance.

The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Capital Appreciation Portfolio on 4/5/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock
Price Index on that date. For comparative purposes, the value of the Index on 3/31/93 is used as the beginning value on 4/5/93. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Statement of Investments                                                                  December 31, 1997


Common Stocks--98.4%                                                                    Shares            Value
-------------------------------------------------------------------------------      ------------      ------------
             Auto Related--6.9%  Chrysler......................................         115,000        $  4,046,562
                                 Ford Motor....................................         160,094           7,794,577
                                 General Motors................................          80,000           4,850,000
                                 Meritor Automotive............................          13,333             280,826
                                                                                                       ------------
                                                                                                         16,971,965
                                                                                                       ------------

                  Banking--7.7%  BankAmerica...................................          50,000           3,650,000
                                 Chase Manhattan...............................          50,000           5,475,000
                                 Citicorp......................................          50,025           6,325,036
                                 HSBC Holdings, A.D.R..........................           3,500             880,250
                                 HSBC Holdings PLC.............................           2,400              59,156
                                 Keycorp.......................................           1,800             127,462
                                 SunTrust Banks................................          36,000           2,569,500
                                                                                                       ------------
                                                                                                         19,086,404
                                                                                                       ------------

          Basic Materials--2.4%  Dow Chemical..................................          10,000           1,015,000
                                 duPont (E.I.) de Nemours......................          75,000           4,504,687
                                 Rohm & Haas...................................           3,000             287,250
                                                                                                       ------------
                                                                                                          5,806,937
                                                                                                       ------------

            Capital Goods--8.8%  AlliedSignal..................................          75,000           2,920,312
                                 Boeing........................................          55,100           2,696,456
                                 Caterpillar...................................          55,000           2,670,937
                                 Emerson Electric..............................          35,000           1,975,312
                                 General Electric..............................          90,000           6,603,750
                                 Minnesota Mining & Manufacturing..............          20,000           1,641,250
                                 Philips Electronics, N.V., A.D.R..............          20,000           1,210,000
                                 Rockwell International........................          40,000           2,090,000
                                                                                                       ------------
                                                                                                         21,808,017
                                                                                                       ------------

  Communications Services--2.9%  BellSouth.....................................          55,000           3,097,187
                                 SBC Communications............................          55,572           4,070,649
                                                                                                       ------------
                                                                                                          7,167,836
                                                                                                       ------------

                Computers--4.5%  Cisco Systems.................................          45,000(a)        2,508,750
                                 Compaq Computer...............................          65,000(a)        3,668,437
                                 Hewlett-Packard...............................          55,000           3,437,500
                                 Microsoft.....................................          12,000(a)        1,551,000
                                                                                                       ------------
                                                                                                         11,165,687
                                                                                                       ------------

              Electronics--3.3%  Intel.........................................         110,000           7,727,500
                                 Raytheon, Cl. A...............................           5,101             251,573
                                 Texas Instruments.............................           6,400             288,000
                                                                                                       ------------
                                                                                                          8,267,073
                                                                                                       ------------

                   Energy--8.7%  British Petroleum, A.D.S......................          65,000           5,179,687
                                 Chevron.......................................          55,000           4,235,000
                                 Exxon.........................................          85,050           5,203,997



Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                      December 31, 1997


Common Stocks (continued)                                                               Shares           Value
-------------------------------------------------------------------------------      ------------     ------------
            Energy (continued)   Mobil.........................................          55,050       $  3,973,922
                                 Royal Dutch Petroleum.........................          52,000          2,817,750
                                                                                                      ------------
                                                                                                        21,410,356
                                                                                                      ------------

    Finance-Miscellaneous--4.3%  American General..............................          35,000          1,892,187
                                 Associates First Capital, Cl. A...............          30,000          2,133,750
                                 Federal National Mortgage Association.........          90,000          5,135,625
                                 Hertz, Cl. A..................................          35,000(a)       1,408,750
                                                                                                      ------------
                                                                                                        10,570,312
                                                                                                      ------------

Food, Beverage & Tobacco--13.2%  Anheuser-Busch Cos............................          16,000            704,000
                                 Coca-Cola.....................................         170,000         11,326,250
                                 Kellogg.......................................          30,000          1,488,750
                                 Nestle, A.D.R.................................          35,000          2,614,063
                                 PepsiCo.......................................         135,000          4,919,063
                                 Philip Morris Cos.............................         220,000          9,968,750
                                 Sara Lee......................................           2,500            140,781
                                 Seagram.......................................          41,500          1,340,969
                                 Unilever, N.V.................................           2,000            124,875
                                                                                                      ------------
                                                                                                        32,627,501
                                                                                                      ------------

             Food & Drugs--1.4%  Walgreen......................................         110,000          3,451,250
                                                                                                      ------------

             Health Care--17.6%  Abbott Laboratories...........................          70,000          4,589,375
                                 American Home Products........................          65,000          4,972,500
                                 Johnson & Johnson.............................         110,000          7,246,250
                                 Merck & Co....................................         100,000         10,625,000
                                 Pfizer........................................         170,000         12,675,625
                                 Roche Holdings, A.D.S.........................          33,000          3,275,250
                                                                                                      ------------
                                                                                                        43,384,000
                                                                                                      ------------

                Insurance--2.8%  Berkshire Hathaway, Cl. A.....................              75(a)       3,450,000
                                 Marsh & McLennan..............................          45,000          3,355,313
                                                                                                      ------------
                                                                                                         6,805,313
                                                                                                      ------------

      Media/Entertainment--2.0%  Disney (Walt).................................          12,000          1,188,750
                                 McDonald's....................................          55,000          2,626,250
                                 Tricon Global Restaurants.....................          40,000(a)       1,162,500
                                                                                                      ------------
                                                                                                         4,977,500
                                                                                                      ------------

            Personal Care--5.9%  Estee Lauder, Cl. A...........................          25,000          1,285,938
                                 Gillette......................................          65,000          6,528,438
                                 Procter & Gamble..............................          86,000          6,863,875
                                                                                                      ------------
                                                                                                        14,678,251
                                                                                                      ------------

               Photography--.6%  Eastman Kodak.................................          25,000          1,520,313
                                                                                                      ------------




Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                       December 31, 1997


Common Stocks (continued)                                                               Shares           Value
-------------------------------------------------------------------------------      ------------     ------------
                Publishing--.7%  McGraw-Hill Cos...............................          22,000       $  1,628,000
                                 News Corp, A.D.S..............................           5,000            111,563
                                                                                                      ------------
                                                                                                         1,739,563
                                                                                                      ------------

                    Retail--.7%  May Department Stores.........................           6,000            316,125
                                 Wal-Mart Stores...............................          35,000          1,380,313
                                                                                                      ------------
                                                                                                         1,696,438
                                                                                                      ------------

                  Services--.6%  First Data....................................          50,000          1,462,500
                                                                                                      ------------

      Textiles & Apparrel--2.2%  Christian Dior................................          20,000          2,050,345
                                 NIKE, Cl. B...................................          50,000          1,962,500
                                 Polo Ralph Lauren, Cl. A......................          60,000(a)       1,458,750
                                                                                                      ------------
                                                                                                         5,471,595
                                                                                                      ------------

           Transportation--1.2%  Norfolk Southern..............................         100,000          3,081,250
                                                                                                      ------------
                                 TOTAL COMMON STOCKS
                                   (cost $184,744,196).........................                       $243,150,061
                                                                                                      ============

Preferred Stocks--.6%
-------------------------------------------------------------------------------


                   Publishing;   News Corp., A.D.S., Cum., $.40
                                   (cost $1,260,264)...........................          70,000       $  1,391,250
                                                                                                      ============

                                                                                      Principal
Short-Term Investments--.9%                                                             Amount
-------------------------------------------------------------------------------      -----------

           U.S Treasury Bills:   5.20%, 3/5/1998...............................        $656,000       $    650,090
                                 5.23%, 3/12/1998..............................         404,000            399,972
                                 5.17%, 3/19/1998..............................         182,000            179,989
                                 5.12%, 4/2/1998...............................         962,000            949,340
                                                                                                      ------------
                                 TOTAL SHORT-TERM INVESTMENTS
                                   (cost $2,179,459)...........................                       $  2,179,391
                                                                                                      ============
TOTAL INVESTMENTS (cost $188,183,919)..........................................           99.9%       $246,720,702
                                                                                         ======       ============
CASH AND RECEIVABLES (NET).....................................................             .1%       $    289,803
                                                                                         ======       ============
NET ASSETS.....................................................................          100.0%       $247,010,505
                                                                                         ======       ============


Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.


                       See notes to financial statements.


Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                              December 31, 1997


                                                                                               Cost             Value
                                                                                           ------------     ------------
ASSETS:                       Investments in securities--See Statement of Investments      $188,183,919     $246,720,702
                              Cash.............................................                                  653,964
                              Dividends receivable.............................                                  313,812
                              Prepaid expenses.................................                                       28
                                                                                                            ------------
                                                                                                             247,688,506
                                                                                                            ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                  158,655
                              Payable for investment securities purchased......                                  476,118
                              Accrued expenses.................................                                   43,228
                                                                                                            ------------
                                                                                                                 678,001
                                                                                                            ------------

NET ASSETS.....................................................................                             $247,010,505
                                                                                                            ============

REPRESENTED BY:               Paid-in capital..................................                             $188,342,515

                              Accumulated undistributed investment income--net.                                   24,177

                              Accumulated net realized gain (loss) on investments                                107,355

                              Accumulated net unrealized appreciation (depreciation)
                                on investments and foreign currency transactions                              58,536,458
                                                                                                            ------------
NET ASSETS.....................................................................                             $247,010,505
                                                                                                            ============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                8,851,831

NET ASSET VALUE, offering and redemption price per share.......................                                   $27.91
                                                                                                                  ======





                       See notes to financial statements.


Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Statement of Operations                                                                    Year Ended December 31, 1997


INVESTMENT INCOME

INCOME:                       Cash dividends (net of $58,151 foreign taxes
                                withheld at source)......................                 $ 3,086,774
                              Interest...................................                     203,510
                                                                                           ----------
                                Total Income.............................                                    $ 3,290,284


EXPENSES:                     Investment advisory fee--Note 4(a).........                     944,004
                              Sub-Investment advisory fee--Note 4(a).....                     365,954
                              Registration fees..........................                      31,792
                              Professional fees..........................                      26,683
                              Custodian fees--Note 4(a)..................                      17,469
                              Prospectus and shareholders' reports.......                       6,799
                              Trustees' fees and expenses--Note 4(b).....                       3,933
                              Loan commitment fees--Note 3...............                       1,468
                              Shareholder servicing costs................                       1,165
                              Interest expense--Note 3...................                         950
                              Miscellaneous..............................                       2,051
                                                                                           ----------
                                Total Expenses...........................                                      1,402,268
                                                                                                              ----------

INVESTMENT INCOME--NET...................................................                                      1,888,016



REALIZED ANDUNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:
                              Net realized gain (loss) on investments....                 $   263,562
                              Net unrealized appreciation (depreciation)
                                on investments...........................                  35,394,069
                                                                                          -----------

NET REALIZED ANDUNREALIZED GAIN (LOSS) ON INVESTMENTS....................                                     35,657,631
                                                                                                             -----------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                    $37,545,647
                                                                                                             ===========



                       See notes to financial statements.

Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                              Year Ended        Year Ended
                                                                                         December 31, 1997   December 31, 1996
                                                                                         -----------------   -----------------
OPERATIONS:
  Investment income--net................................................                   $  1,888,016        $  1,060,487
  Net realized gain (loss) on investments...............................                        263,562             161,216
  Net unrealized appreciation (depreciation) on investments.............                     35,394,069          15,412,393
                                                                                           ------------        ------------

    Net Increase (Decrease) in Net Assets Resulting from Operations.....                     37,545,647          16,634,096
                                                                                           ------------        ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................                     (1,872,129)         (1,054,688)
  Net realized gain on investments......................................                       (178,136)           (128,629)
                                                                                           ------------        ------------

    Total Dividends.....................................................                     (2,050,265)         (1,183,317)
                                                                                           ------------        ------------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold.........................................                    122,238,262          48,464,115
  Dividends reinvested..................................................                      2,050,265           1,183,317
  Cost of shares redeemed...............................................                    (16,518,231)         (8,283,484)
                                                                                           ------------        ------------

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                 107,770,296          41,363,948
                                                                                           ------------        ------------

      Total Increase (Decrease) in Net Assets...........................                    143,265,678          56,814,727

NET ASSETS:
  Beginning of Period...................................................                    103,744,827          46,930,100
                                                                                           ------------        ------------
  End of Period.........................................................                   $247,010,505        $103,744,827
                                                                                           ============        ============

Undistributed investment income--net....................................                   $     24,177        $      8,290
                                                                                           ------------        ------------

                                                                                              Shares              Shares
                                                                                           ------------        ------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold...........................................................                      4,667,439           2,450,508
  Shares issued for dividends reinvested................................                         75,244              53,418
  Shares redeemed.......................................................                       (610,913)           (433,677)
                                                                                           ------------        ------------

    Net Increase (Decrease) in Shares Outstanding.......................                      4,131,770           2,070,249
                                                                                           ============        ============





                       See notes to financial statements.

Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Intetest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                          Year Ended December 31,
                                                          ------------------------------------------------------
PER SHARE DATA:                                             1997       1996        1995        1994       1993(1)
                                                          -------    -------     -------     -------     -------
   Net asset value, beginning of period..............      $21.98     $17.71      $13.44      $13.27      $12.50
                                                           ------     ------      ------      ------      ------
   Investment Operations:
   Investment income--net............................         .22        .23         .23         .23         .08
   Net realized and unrealized gain (loss) on investments    5.95       4.30        4.27         .17         .76
                                                           ------     ------      ------      ------      ------
   Total from Investment Operations..................        6.17       4.53        4.50         .40         .84
                                                           ------     ------      ------      ------      ------
   Distributions:
   Dividends from investment income--net.............        (.22)      (.23)       (.23)       (.23)       (.07)
   Dividends from net realized gain on investments...        (.02)      (.03)       --          --          --
                                                           ------     ------      ------      ------      ------
   Total Distributions...............................        (.24)      (.26)       (.23)       (.23)       (.07)
                                                           ------     ------      ------      ------      ------
   Net asset value, end of period....................      $27.91     $21.98      $17.71      $13.44      $13.27
                                                           ======     ======      ======      ======      ======

TOTAL INVESTMENT RETURN..............................       28.05%     25.56%      33.52%       3.04%       6.74%(2)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........         .80%       .84%        .85%        .25%        .28%(2)
   Ratio of net investment income to average net assets      1.08%      1.46%       2.08%       2.99%       1.89%(2)
   Decrease reflected in above expense ratios
      due to undertakings by The Dreyfus Corporation.         --         --          .02%        .86%       3.67%(2)
   Portfolio Turnover Rate...........................        1.69%      2.47%       2.81%        .12%        .01%(2)
   Average commission rate paid(3)...................      $.0608     $.0705         --           --          --
   Net Assets, end of period (000's Omitted).........    $247,011   $103,745    $46,930      $16,118      $3,770

-----------
(1) From April 5, 1993 (commencement of operations) to December 31, 1993.
(2) Not annualized.
(3) For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



                       See notes to financial statements.

Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

   Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Capital Appreciation Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Fayez Sarofim & Co. ("Sarofim") serves as the Series' sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

   (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 3--Bank Line of Credit:

   The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings.

   The average daily amount of borrowings outstanding during the period ended December 31, 1997 was approximately $16,700, with a related weighted average annualized interest rate of 5.69%.

NOTE 4--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

   (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the value of the Series' average daily net assets and is computed at the following annual rates: .55 of 1% of the first $150 million;
 .50 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly. Pursuant to a Sub-Investment Advisory Agreement with Sarofim, the sub-investment advisory fee is based upon the value of the Series' average daily net assets and is computed at the following annual rates: .20 of 1% of the first $150 million; .25 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly.

   The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. During the period ended December 31, 1997, the Series was charged $101 pursuant to the transfer agency agreement.

   The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended December 31, 1997, the Series was charged $17,469 pursuant to the custody agreement.

   (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5--Securities Transactions:

   (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1997, amounted to $110,185,588 and $2,887,865, respectively.

   At December 31, 1997, accumulated net unrealized appreciation on investments was $58,536,783, consisting of $62,101,489 gross unrealized appreciation and $3,564,706 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Capital Appreciation Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Capital Appreciation Portfolio at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

New York, New York
February 5, 1998

Dreyfus Variable Investment Fund, Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   For Federal tax purposes the Series hereby designates $.018 per share as a long-term capital gain distribution (of which 66.67% is subject to the 20% maximum Federal tax rate) of the $.233 per share paid on December 19, 1997 the Series also designates $.004 per share as a long-term capital gain distribution of the $.006 per share paid on March 31, 1997.

   Additionally, the Series designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 1997 as qualifying for the corporate dividends received deduction.

Dreyfus Variable Investment Fund,
Capital Appreciation Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Fayez Sarofim & Co.
Two Houston Center,
Suite 2907
Houston, TX 77010

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                     112AR9712